===============================================================================

                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                   ------------------------------------------



                                   FORM 8-K/A


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 21, 1999

                LAKEHEAD PIPE LINE COMPANY, LIMITED PARTNERSHIP
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           DELAWARE                      333-59597              39-1715851
(STATE OR OTHER JURISDICTION OF  (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)


      LAKE SUPERIOR PLACE, 21 WEST SUPERIOR STREET, DULUTH, MN 55802-2057
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (218) 725-0100





                   ------------------------------------------


===============================================================================

ITEM 5. OTHER EVENTS

           The consent of PricewaterhouseCoopers LLP, the Registrant's independent accountants, originally filed with the Registrant's Form 8-K, dated July 21, 1999 (the "Original Form 8-K"), has been revised and is filed as
Exhibit 23.1 to this Amendment No. 1 to Form 8-K. This consent supercedes the consent previously filed as Exhibit 99.1 to the Original Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

           (C)     EXHIBITS

           Exhibit 23.1   --    Consent of PricewaterhouseCoopers LLP.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         LAKEHEAD PIPE LINE COMPANY, LIMITED
                                         PARTNERSHIP


Date: July 23, 1999

                                         By:       /s/ MARK MAKI
                                            ----------------------------------
                                                   Mark Maki
                                                   Chief Accountant

                                 EXHIBIT INDEX

           Exhibit No.

           Exhibit 23.1   --    Consent of PricewaterhouseCoopers LLP.